___________________________________
Notice of Grant Of
Restricted Stock Units Award

[Name]
[Address]

_____________________________________

T. Rowe Price Group, Inc.
100 E. Pratt Street Baltimore, MD 21202 USA

Award Number: 00000000XXXXX
ID:         XXXX
Plan:         2012 Long-Term Incentive Plan

____________________________________________________________________________________

On ______ (the Grant Date), T. Rowe Price Group, Inc. (Price Group) granted you XXX restricted stock units pertaining to Price Group common stock (the Stock Units) as a service-based restricted stock units award under Price Group’s 2012 Long-Term Incentive Plan. The closing price of Price Group common stock on the Grant Date was $XX.XX per share. The Stock Units, upon vesting, convert to shares of Price Group common stock, as described in the Statement of Additional Terms Regarding Awards of Restricted Stock Units (version 4B) (the Statement of Additional Terms) that, except as may otherwise be provided herein, sets forth the terms and conditions of this grant.

Vesting Schedule:
Except as otherwise provided in the Statement of Additional Terms, so long as your employment with Price Group and/or its affiliates is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the Stock Units will become vested and will be converted to shares of Price Group common stock in installments on the vesting dates set forth in the vesting schedule below.
# of Stock Units    Vesting Date

XXX    __-Dec-2020
XXX    __-Dec-2021
XXX    __-Dec-2022
XXX    __-Dec-2023
XXX    __-Dec-2024
The Statement of Additional Terms describes additional circumstances under which you may earn the Stock Units. Notwithstanding the post-termination vesting provisions contained in Section 2(c)(i) of the Statement of Additional Terms, if you voluntarily terminate your employment on or after December 31, 2022, but before satisfying any one of the more generous post-termination vesting provision contained in Section 2(c)(i) of the Statement of Additional Terms, you will continue to vest in the nonforfeited, unvested Stock Units that will vest in the three tranches vesting in the three calendar years immediately following your Termination of Service, as that term is defined in the Statement of Additional Terms, provided you continue to satisfy the restrictive covenants contained in Section 8 of the Statement of Additional Terms during the post-termination vesting period. All other provisions of the Statement of Additional Terms shall apply to this grant.

Your participation in our stock-based compensation program recognizes that you play a key role in the long-term success of Price Group and affords you the opportunity to participate alongside our other stockholders in that success.

_________________________________________________________________________________________
CEO & President    Date

To accept this grant you must, on or after _________, access the LTI Shareworks Portal by clicking on http://myapps.microsoft.com. You will then enter or select your company email address when prompted to pick an account. Once you are at the Apps screen, choose the Shareworks Participant Portal app, this will take you to the Shareworks stock plan Dashboard. Any grant notices that need to be accepted by you should be found in the Task box on the Dashboard. You must accept this grant by no later than ______.

By accepting the grant online, you acknowledge that you have been provided, have read and agree to be bound by the terms of the Statement of Additional Terms under which this grant has been made and the prospectus for the 2012 Long-Term Incentive Plan, both of which are available on the Shareworks Participant Portal. You also consent to the electronic delivery, via email, posting on Price Group’s Web site, Shareworks Participant Portal or the Web site of any third party vendor that provides stock plan administrative services to Price Group, of this

Notice, the Statement of Additional Terms and all future notices or other information with respect to this grant, the 2012 Long-Term Incentive Plan, and the common shares of Price Group. You may receive from the Company, at no cost to you, a paper copy of any electronically delivered documents by contacting the Payroll and Stock Transaction Group in the CFO-Finance Department in the Baltimore, Maryland - Pratt Street office or by telephone, at 410-345-7716, option 2.